UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 6, 2023
HyreCar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38561	47-2480487
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

915 Wilshire Blvd, Suite #1950 Los Angeles, California		90017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (888) 688-6769

N/A

(Former name or former address, if changed since last report)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value	HYRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement

Securities Purchase Agreement

Preferred Stock

On January 6, 2023, HyreCar Inc. (the “Company”) entered into a Securities Purchase Agreement, which was subsequently amended on January 12, 2023 pursuant to the Amendment (as defined below) (as amended, the “Purchase Agreement”), with four purchasers (the “Purchasers”) for the issuance of Series B Preferred Stock, Warrants and Debentures (each, as hereinafter defined) in two tranches, which will generate aggregate proceeds of $12,250,000 after the closing of both tranches. As part of the first tranche, which closed on January 6, 2023 (the “First Closing Date”), and pursuant to the Purchase Agreement, the Company issued 4,724 shares of Series B Preferred Stock, par value $0.00001 per share (“Series B Preferred Stock”), at a 10% discount to the stated value of $4,722,221.75 for total proceeds of $4,250,000. Of the shares of the Series B Preferred Stock issued, 502 shares were issued pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-257372) (the “Registered Shares”) and the remaining shares were issued in a private placement to accredited investors pursuant to exemptions from registration in Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), and/or the safe harbors under Rule 506 of Regulation D and/or Regulation S promulgated thereunder.

Subject to the Ownership Cap and the Conversion Limitations (each, as hereinafter defined), each share of Series B Preferred Stock is convertible into that number of shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), determined by dividing $1,000 by the lesser of (i) $1.00 (the “Fixed Conversion Price”) and (ii) 90% of the average of the three lowest volume-weighted average prices (“VWAPs”) during the 10 consecutive trading days immediately prior to the applicable conversion date (the “Variable Conversion Price” and together with the Fixed Conversion Price, collectively, the “Conversion Price”); provided, however, that in no instance shall the Conversion Price be less than $0.08988, which is 20% of the Minimum Price (as defined under applicable NASDAQ rules)(the “Floor Price”). In the event the Variable Conversion Price is less than the Floor Price, the Company shall pay to the holder, in cash, an amount equal to the product of (i) the number of shares of Common Stock issuable pursuant to such conversion date and (ii) the difference between (A) the Variable Conversion Price (ignoring for such purposes the Floor Price) and (B) the Floor Price.

As described in greater detail under Item 5.03 below, the Series B Preferred Stock is subject to customary adjustments for stock dividends, stock splits, reclassifications and similar events, and is subject to price-based anti-dilution adjustments on a “full ratchet” basis.

The Purchase Agreement contains customary representations and warranties. In addition, pursuant to the Purchase Agreement, the Company (i) agreed to a standstill for a period of 180 days pursuant to which the Company is prohibited, subject to certain exceptions, from issuing additional securities or filing additional registration statements, (ii) obtained lock-up agreements from certain directors and officers of the Company prohibiting such persons from selling shares of the Company’s securities, subject to certain exceptions, for a period of 180 days, and, with respect to other directors and officers, 60 days, and (iii) obtained voting agreements from all directors, officers and major stockholders of the Company amounting to, in the aggregate, at least 37% of the issued and outstanding Common Stock, to vote in favor of the Stockholder Approval (as defined below).

The foregoing summary of the Purchase Agreement and the subsequent Securities Purchase Agreement and Registration Rights Agreement Amendment, dated as of January 12, 2023, by and among the Company and the Purchasers (the “Amendment”) is qualified in its entirety by reference to the Purchase Agreement and the Amendment, which are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and are incorporated by reference herein. The foregoing summary of the Series B Preferred Stock is qualified in its entirety by reference to the Certificate of Designation, as described under Item 5.03 below, which is filed as Exhibit 3.1 to this Form 8-K and is incorporated by reference herein.

Warrants

On January 6, 2023, as part of the closing of the first tranche and pursuant to the Purchase Agreement, the Company also issued common stock purchase warrants (the “Warrants”) to the Purchasers that are exercisable for up to 6,125,000 shares of Common Stock at an exercise price of $1.00 per share (subject to certain adjustments as set forth in the Warrants) for a term of five years. Prior to obtaining stockholder approval to authorize the issuance of more than 19.99% of the Company’s outstanding stock as of the date of the Purchase Agreement and to increase the authorized capital stock of the company (collectively, the “Stockholder Approval”), the Warrants may not be exercised for shares of Common Stock which, when aggregated with any shares of Common Stock issued pursuant to conversion of the Series B Preferred Stock or the exercise of any Warrant, would exceed (i) 19.99% of the Company’s outstanding stock as of January 6, 2023, subject to adjustments for stock splits, stock dividends and the like (the “Issuable Maximum”) or (ii) 10,856,945 shares of Common Stock, the maximum number of shares of Common Stock available for issuance from the Company’s authorized capital stock (such number of shares, the “Authorized Maximum Shares”). The Warrants are also subject to the Ownership Cap (as defined below).

The Warrants are subject to customary adjustments for stock dividends, stock splits, reclassifications and similar events, and subject to price-based anti-dilution adjustment, on a “full ratchet” basis, in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for, Common Stock at a price below the then-applicable exercise price of the Warrants (subject to certain exceptions).

The Warrants were issued to the Purchasers in a private placement pursuant to exemptions from registration in Section 4(a)(2) under the Securities Act, and/or the safe harbors under Rule 506 of Regulation D and/or Regulation S promulgated thereunder.

The foregoing summary of the Warrants is qualified in its entirety by reference to the form of Warrant, which is filed as Exhibit 4.1 to this Form 8-K and is incorporated by reference herein.

Debentures

Pursuant to the Purchase Agreement, the Company agreed to issue Debentures at a 10% issuance discount on the second closing date (the “Second Closing Date”), which is to be within five trading days of the later of (i) the date of the Stockholder Approval and (ii) the effective date of the registration statement registering for resale the shares of Common Stock underlying the Debentures, for aggregate proceeds of $8,000,000. The Debentures will have an aggregate principal amount of $8,888,888 and, subject to the Ownership Cap (as defined below) will be convertible, at the option of the holder, into shares of Common Stock at the Conversion Price (as defined above with respect to the Series B Preferred Stock); provided, however, that in no instance shall the Conversion Price be less than the Floor Price. In the event the Variable Conversion Price is less than the Floor Price, the Company shall pay to the holder, in cash, an amount equal to the product of (i) the number of shares of Common Stock issuable pursuant to such conversion date and (ii) the difference between (A) the Variable Conversion Price (ignoring for such purposes the Floor Price) and (B) the Floor Price. The Debentures will have a maturity date of two years from the date of issuance and an interest rate of 6% per annum payable quarterly in cash or, at the option of the Company, in Common Stock at a conversion rate equal to 90% of the lesser of (i) the average of the VWAPs for the 10 consecutive trading days immediately prior to the applicable interest payment date or (ii) the average of the VWAPs for the 10 consecutive trading days immediately prior to the applicable interest payment date. The Debentures will be secured by a first priority security interest in all of the Company’s assets, subject to certain exceptions, pursuant to a security agreement to be entered into between the Company and the Purchasers on the Second Closing Date.

The Debentures will be subject to customary adjustments for stock dividends, stock splits, reclassifications and similar events, and will be subject to price-based anti-dilution adjustment, on a “full ratchet” basis, in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for, Common Stock at a price below the then-applicable Conversion Price (subject to certain exceptions). The Debentures will contain customary representations, warranties, covenants and events of default.

The Debentures will be issued in a private placement to accredited investors pursuant to exemptions from registration in Section 4(a)(2) under the Securities Act, and/or the safe harbors under Rule 506 of Regulation D and/or Regulation S promulgated thereunder.

All of the Purchasers are subject to a beneficial ownership cap limitation of 4.99% (the “Ownership Cap”) and the Purchasers shall not be able to convert or exercise any of the Series B Preferred Stock, the Warrants or the Debentures in excess of that limitation. Any holder of the Series B Preferred Stock, the Warrants or the Debentures may, upon providing 60 days’ written notice to the Company, decrease or increase the Ownership Cap, provided that in no event shall the Ownership Cap exceed 9.99%.

Registration Rights Agreement

On January 6, 2023, in connection with the Purchase Agreement, the Company also entered into a registration rights agreement with the Purchasers, which was subsequently amended on January 12, 2023 pursuant to the Amendment (as amended, the “Registration Rights Agreement”), requiring the Company to register the resale by the Purchasers of the unregistered portion of the shares of Common Stock underlying the Series B Preferred Stock, the shares of Common Stock underlying the Debentures and 200% of the shares of Common Stock underlying the Warrants, by filing with the Securities and Exchange Commission a resale registration statement or registration statements under the Securities Act within six days of the First Closing Date (the “Registration Statement”). In the event that the Registration Statement covering the unregistered portion of the shares of Common Stock underlying the Series B Preferred Stock is not effective on or before the 20th day following the First Closing Date, then the number of shares of Common Stock issuable pursuant to the Warrants shall increase by 25%, and if the Registration Statement is not effective on or before the 50th day following the First Closing Date, then the number of shares of Common Stock issuable pursuant to the Warrants shall increase by an additional 100%.

The foregoing summary of the Registration Rights Agreement, as amended, is qualified in its entirety by reference to the Registration Rights Agreement and the Amendment, which are filed as Exhibits 10.3 and 10.2, respectively, to this Form 8-K and are incorporated by reference herein.

Exchange Agreement

On January 6, 2023, certain stockholders (the “Voting Stockholders”) entered into a voting agreement (the “Voting Agreements”) to vote in favor of the Stockholder Approval. As consideration for such Voting Agreements, the Company entered into an exchange agreement on January 12, 2023 with the Voting Stockholders (the “Exchange Agreements”), pursuant to which the Company agreed to issue in a private placement to accredited investors, pursuant to exemptions from registration in Section 4(a)(2) under the Securities Act and/or the safe harbors under Rule 506 of Regulation D promulgated thereunder, an aggregate of 2,100 shares of the Series B Preferred Stock and warrants exercisable for up to 1,050,000 shares of the Company’s Common Stock (the “Exchange Warrants” and collectively with such shares of Series B Preferred Stock, the “Exchange Securities”) and in exchange, such Voting Stockholders would surrender 3,480,297 shares of the Company’s Common Stock held by such Voting Stockholders. The Exchange Warrants are substantially similar to the Warrants, with an exercise price of $1.00 per share of Common Stock and a five-year term, as well as certain anti-dilution price and share adjustments. The Voting Stockholders further agreed that the shares of Series B Preferred Stock and the Exchange Warrants to be issued to such Voting Stockholders will not be convertible or exercisable, respectively, until the Series B Preferred Stock issued, and Debentures to be issued, pursuant to the Purchase Agreement to the Purchasers have been converted into shares of the Company’s Common Stock. In addition, pursuant to the Exchange Agreement, the Company will be obligated on the 30th day following the date of effectiveness of the Registration Statement covering all of the shares of Common Stock underlying the Series B Preferred Stock, the Warrants and the Debentures held by the Purchasers, to file a registration statement to register for resale the shares of Common Stock underlying the Exchange Securities to be received by such Voting Stockholders.

The foregoing summary of the Voting Agreements and the Exchange Agreements is qualified in its entirety by reference to the Voting Agreements and the Exchange Agreements, which are filed as Exhibits 10.4, 10.5, 10.6 and 10.7 to this Form 8-K and are incorporated by reference herein. The foregoing summary of the Exchange Warrants is qualified in its entirety by reference to the form of Exchange Warrant attached hereto as Exhibit 4.2.

Item 1.02.	Termination of a Material Definitive Agreement

On January 6, 2023, the Company terminated its Equity Offering Sales Agreement, dated November 9, 2021 (the “ATM Agreement”), with D.A. Davidson & Co. and Northland Securities, Inc. (the “Agents”), as amended on August 17, 2022, pursuant to which the Company could from time to time offer and sell up to an aggregate of $7,900,000 of shares of its common stock, subject to any applicable limits when using Form S-3, through the Agents in “at-the-market-offerings” (the “ATM Program”), as defined in Rule 415 under the Securities Act of 1933, as amended. Prior to termination, the Company issued and sold 1,346,265 shares of its common stock under the ATM Agreement, raising net proceeds of approximately $1,672,999. The Company terminated the ATM Agreement because it does not intend to raise additional capital through the ATM Program.

The foregoing description of the ATM Agreement, as amended, is not complete and is qualified in its entirety by reference to the full text of the ATM Agreement, a copy of which was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K (File No. 001-38561) filed with the Securities and Exchange Commission on November 9, 2021 and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

Except with respect to the Registered Securities, the Series B Preferred Stock, the Warrants, the Debentures and the Exchange Securities were, or will be, issued to accredited investors pursuant to exemptions from registration in Section 4(a)(2) under the Securities Act, and/or the safe harbors under Rule 506 of Regulation D and/or Regulation S promulgated thereunder. The information related to the Securities Purchase Agreement, the Series B Preferred Stock, the Warrants, the Debentures and the Exchange Securities presented in Item 1.01 above is incorporated by reference into this Item 3.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 6, 2023, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series B Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware. The Certificate of Designation provides for the designation of 6,850 shares of the Company’s preferred stock, par value $0.00001 per share, as the Series B Preferred Stock. As described in the Certificate of Designation, the shares of the Series B Preferred Stock have no voting rights, except with respect to certain actions that would adversely affect the holders of the Series B Preferred Stock.

As to dividend rights and distributions declared by the Company’s Board of Directors, the shares of Series B Preferred Stock are entitled to receive such dividends and distributions on an as-converted basis in the same form as dividends and distributions actually paid on shares of the Common Stock when, as and if such dividends or distributions are paid on shares of the Common Stock. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the holders of the Series B Preferred Stock shall be entitled to receive out of the assets, whether capital or surplus, of the Company an amount equal to the Stated Value (as defined in the Certificate of Designation), plus any accrued and unpaid dividends thereon, for each share of Series B Preferred Stock before any distribution or payment shall be made to the holders of the Common Stock.

As described above under Item 1.01, each share of the Series B Preferred Stock is convertible into that number of shares of the Company’s Common Stock determined by dividing $1,000 by the Conversion Price. Subject to certain conditions described in the Certificate of Designation, the Company may redeem some or all of the then outstanding Series B Preferred Stock after giving notice, for cash in an amount equal to the sum of (a) 125% of the aggregate stated value of the Series B Preferred Stock then outstanding, (b) accrued but unpaid dividends and (c) all liquidated damages and other amounts due in respect of the Series B Preferred Stock on the 10th trading day following the date notice of the optional redemption was given.

The Series B Preferred Stock is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and will be subject to price-based anti-dilution adjustment, on a “full ratchet” basis, in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for, Common Stock at a price below the then-applicable Conversion Price (subject to certain exceptions). The Certificate of Designation further provides that the Company will not effect any conversion of the shares of the Series B Preferred Stock in certain circumstances, including any conversions in excess of the Issuable Maximum or the Authorized Maximum Shares (the “Conversion Limitations”) or in excess of the Ownership Cap.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock, filed with the Delaware Secretary of State on January 6, 2023
4.1	Form of Common Stock Purchase Warrant
4.2	Form of Common Stock Purchase Warrant
10.1	Securities Purchase Agreement, dated January 6, 2023, by and among the Company and the certain Purchasers who are signatories thereto
10.2	Securities Purchase Agreement and Registration Rights Agreement Amendment, dated January 12, 2023, to the Securities Purchase Agreement, dated January 6, 2023, by and among the Company and certain Purchasers who are signatories thereto, and the Registration Rights Agreement, dated January 6, 2023, by and among the Company and the certain signatories thereto
10.3	Registration Rights Agreement, dated January 6, 2023, by and among the Company and the certain signatories thereto
10.4	Voting Agreement, dated January 6, 2023, by and between the Company and Altium Growth Fund, L.P.
10.5	Voting Agreement, dated January 6, 2023, by and between the Company and Walleye Opportunities Master Fund Ltd.
10.6	Exchange Agreement, dated January 12, 2023, by and between the Company and Altium Growth Fund, L.P.
10.7	Exchange Agreement, dated January 12, 2023, by and between the Company and Walleye Opportunities Master Fund Ltd.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYRECAR INC.

Date: January 12, 2023	By:	/s/ Eduardo Iniguez
	Name:	Eduardo Iniguez
	Title:	Interim Chief Executive Officer and Chief Financial Officer